UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.       )
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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240 14a-12
MEDICAL PROPERTIES TRUST, INC.
(Name of Registrant as Specified in Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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ANNUAL MEETING OF STOCKHOLDERS OF MEDICAL PROPERTIES TRUST, INC. May 19, 2011 Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.medicalpropertiestrust.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. —— —— 20730304000000000000 1 051911 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES, PROPOSALS 2 AND 3 AND “THREE YEARS” WITH RESPECT TO PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. To elect seven directors. 2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the NOMINEES: fiscal year ending December 31, 2011. FOR ALL NOMINEES O Edward K. Aldag, Jr. O G. Steven Dawson WITHHOLD AUTHORITY O R. Steven Hamner 3. Proposal for an advisory resolution regarding executive FOR ALL NOMINEES O Robert E. Holmes, Ph.D. compensation. O Sherry A. Kellett FOR ALL EXCEPT O William G. McKenzie 3 years 2 years 1 year ABSTAIN (See instructions below) 4. Proposal for an advisory resolution regarding O L. Glenn Orr, Jr. whether an advisory vote on executive compensation should be held every one, two or three years. With respect to any other item of business that properly comes before the annual meeting and at any adjournments or postponements thereof, the proxy holders are authorized to vote the undersigned’s shares in their discretion. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE and fill in the circle next to each nominee you wish to withhold, as shown here: COMPANY AND WILL BE VOTED IN ACCORDANCE WITH THE UNDERSIGNED’S INSTRUCTIONS SET FORTH HEREIN. UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES, “FOR” EACH OF PROPOSAL 2 AND 3, AND “THREE YEARS” WITH RESPECT TO PROPOSAL 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.